NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Supplement dated March 20, 2019 to the Prospectus of the Natixis Seeyond International Minimum Volatility ETF (the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective March 29, 2019, the Fund’s investment sub-adviser, Ostrum Asset Management U.S., LLC (“Ostrum US”, the “Subadviser”), will undergo a corporate restructuring whereby Paris-based affiliate Seeyond, a provider of investment advice to the Fund, will cease to operate through Ostrum US. In anticipation of this restructuring, on December 5, 2018, the Board of Trustees (the “Trustees”) of Natixis ETF Trust voted to (i) terminate the existing sub-advisory agreement between Ostrum US and Natixis Advisors, L.P., the Fund’s investment adviser (“Natixis Advisors” or “Adviser”) and (ii) approve a service agreement between Natixis Advisors and Seeyond under which Seeyond through Natixis Advisors, would offer certain investment services to the Fund, each effective as of the effective date of the restructuring. Accordingly, effective March 29, 2019, Ostrum US will no longer serve as the Subadviser of the Fund and all references to Ostrum US and corresponding disclosure related to the Subadviser in the Fund’s Prospectus are hereby deleted. There are no changes to the Fund’s investment objective or investment strategies.

Effective March 29, 2019, Frédéric Babu will no longer serve as a senior portfolio manager of the Fund. Accordingly, all references to Mr. Babu and corresponding disclosure related to Mr. Babu as a senior portfolio manager in the Fund’s Prospectus are hereby deleted. Nicolas Just will remain as a senior portfolio manager and Alexander J. Nary and Juan-Sebastian Caicedo will remain as co-portfolio managers of the Fund.

Within the section entitled “Fund Summary,” the sub-section entitled “Investment Subadviser” is hereby deleted in its entirety.

Within the section entitled “Fund Summary,” the final paragraph in the sub-section entitled “Management” is amended and restated as follows:

Messrs. Just and Caicedo are part of Seeyond and provide portfolio management through a personnel-sharing arrangement between Seeyond and Natixis Advisors.

Within the section entitled “Management Team,” the information under the sub-section entitled “Adviser” is revised to include the following:

Natixis Advisors has entered into a personnel-sharing arrangement with Paris-based affiliate Seeyond, a subsidiary of Ostrum Asset Management with €9.7 billion in assets under management as of December 31, 2018. Pursuant to the personnel-sharing arrangement, certain employees of Seeyond, as “participating affiliates,” serve as “associated persons” of Natixis Advisors and, in this capacity, are subject to the oversight of Natixis Advisors and its Chief Compliance Officer. These associated persons may, on behalf of Natixis Advisors, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Fund in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike Natixis Advisors, Seeyond is not registered as an investment adviser with the SEC. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

Within the section entitled “Management Team,” the third paragraph under the sub-section entitled “Meet the Fund’s Portfolio Managers,” is amended and restated as follows:

Alexander J. Nary - Mr. Nary has served as portfolio manager of the Fund since its inception in 2016. Mr. Nary began his investment career in 2007, joined Ostrum US in 2016 and subsequently joined Natixis Advisors in 2019. Prior to joining Ostrum US, Mr. Nary worked as a senior trader, first at Windhaven Investment Management, Inc. and then at FSquared Investment Management, LLC. Most recently, Mr. Nary was Head Trader at ARS Investment Management. Mr. Nary received a B.S. in Finance and an M.B.A. from Boston College and has over 10 years of investment experience.

Within the section entitled “Management Team,” the final paragraph under the sub-section entitled “Meet the Fund’s Portfolio Managers,” is amended and restated as follows:

Messrs. Just and Caicedo are part of Seeyond and provide portfolio management through a personnel-sharing arrangement between Seeyond and Natixis Advisors.

NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Supplement dated March 20, 2019 to the Statement of Additional Information of the Natixis Seeyond International Minimum Volatility ETF (the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective March 29, 2019, Frédéric Babu will no longer serve as a senior portfolio manager of the Fund. Accordingly, all references to Mr. Babu and corresponding disclosure related to Mr. Babu as a senior portfolio manager in the Fund’s Statement of Additional Information are hereby deleted. Nicolas Just will remain as a senior portfolio manager and Alexander J. Nary and Juan-Sebastian Caicedo will remain as co-portfolio managers of the Fund.

Effective March 29, 2019, Ostrum Asset Management U.S., LLC will no longer serve as the Subadviser of the Fund. Accordingly, all references to Ostrum Asset Management U.S., LLC and corresponding disclosure related to the Subadviser of the Fund in the Fund’s Statement of Additional Information are hereby deleted.

Within the section entitled “Investment Advisory and Other Services,” the fifth and sixth paragraphs in the sub-section entitled “Information About the Organization and Ownership of the Adviser and Subadviser” are amended and restated as follows:

Natixis Advisors has entered into a personnel-sharing arrangement with its Paris-based affiliate, Seeyond, a subsidiary of Ostrum Asset Management. As of December 31, 2018, Seeyond had €9.7 billion in assets under management. Pursuant to the personnel-sharing arrangement, certain employees of Seeyond, as a participating affiliate, serve as a participating affiliate, serve as “associated persons” of Natixis Advisors and, in this capacity, are subject to the oversight of Natixis Advisors and its Chief Compliance Officer. These associated persons may, on behalf of Natixis Advisors, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Fund in accordance with the investment objectives, policies and limitations set forth in the Fund’s Prospectus and Statement of Additional Information.

Unlike Natixis Advisors, Seeyond is not registered as an investment adviser with the SEC. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to the supervision of the SEC-registered investment adviser.